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                                                                   EXHIBIT 24




                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation ("Company"), which will file with the Securities and Exchange Commission, Washington, D. C. ("Commission"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (or any appropriate form then in effect) for the registration of the Company's debt securities (which may include debt securities, together with warrants or other rights to purchase or otherwise acquire debt securities), hereby constitutes and appoints C. R. Lotter, D. A. McKay, W. J. Alcorn, and R. B. Cavanaugh, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to each of them to act without the others, for him or her and in his or her name, place, and stead, in any and all capacities, to sign said Registration Statement and Prospectus and Prospectus Supplements, which are about to be filed, and any and all subsequent amendments thereto (including, without limitation, any and all post-effective amendments thereto ("Registration Statement")), and to file said Registration Statement so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Commission in connection with any matter relating to said Registration Statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 14th day of February, 1996.


/s/ W. R. Howell                                            /s/ J. E. Oesterreicher
- ---------------------------------------                     --------------------------------------------
W. R. Howell                                                J. E. Oesterreicher
Chairman of the Board;                                      Vice Chairman of the Board
Director                                                    and Chief Executive Officer
                                                            (principal executive officer);
                                                            Director


/s/ W. B. Tygart                                            /s/ D. A. McKay
- ---------------------------------------                     ---------------------------------------------
W. B. Tygart                                                D. A. McKay
President and Chief Operating Officer;                      Senior Vice President and
Director                                                    Chief Financial Officer
                                                            (principal financial officer)


/s/ W. J. Alcorn
- ---------------------------------------
W. J. Alcorn
Vice President and Controller
(principal accounting officer)

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
/s/ M. A. Burns                                             /s/ C. H. Chandler
- ---------------------------------------                     ---------------------------------------------
M. A. Burns                                                 C. H. Chandler
Director                                                    Director


/s/ V. E. Jordan, Jr.                                       /s/ George Nigh
- ---------------------------------------                     ---------------------------------------------
V. E. Jordan, Jr.                                           George Nigh
Director                                                    Director


/s/ J. C. Pfeiffer                                          /s/ A. W. Richards
- ---------------------------------------                     ---------------------------------------------
J. C. Pfeiffer                                              A. W. Richards
Director                                                    Director


/s/ C. S. Sanford, Jr.                                      /s/ R. G. Turner
- ---------------------------------------                     ---------------------------------------------
C. S. Sanford, Jr.                                          R. G. Turner
Director                                                    Director


/s/ J. D. Williams
- ---------------------------------------
J. D. Williams
Director